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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) April 9, 2002  (March 25, 2002)
                                                 -------------------------------



                            DEVON ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                    000-30176            73-1567067
----------------------------      ----------------    ---------------------
(State or Other Jurisdiction         (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)



20 North Broadway, Oklahoma City, Oklahoma                      73102
------------------------------------------------------    -----------------
(Address of Principal Executive Office)                      (Zip Code)




Registrant's telephone number, including area code    (405) 235-3611
                                                   ----------------------------

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ITEM 5.    OTHER EVENTS


         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83156) declared effective by the Securities and Exchange Commission on March 5, 2002 relating to an aggregate of $1,500,000,000 of securities of Devon Energy Corporation ("Devon").


ITEM 7. EXHIBITS

         1.1 Underwriting Agreement, dated March 20, 2002, between Devon and Banc of America Securities LLC and UBS Warburg LLC, as representatives for themselves and the other Underwriters named therein.

         4.1 Indenture, dated as of March 1, 2002, between Devon and The Bank of New York, as Trustee, relating to senior debt securities issuable by Devon (the "Senior Indenture").

         4.2 Supplemental Indenture No. 1, dated as of March 25, 2002, between Devon and The Bank of New York, as Trustee, establishing $1,000,000,000 principal amount of 7.95% Senior Debentures due April 15, 2032 as a series of debt securities under the Senior Indenture.

         4.3 Form of 7.95% Senior Debenture due April 15, 2032 (included in
Exhibit 4.2).

         4.4 Press Release dated March 25, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEVON ENERGY CORPORATION





Date: April 9, 2002                  By:  /s/ JANICE A. DOBBS
                                          --------------------------------------
                                     Name:   Janice A. Dobbs
                                     Title:  Corporate Secretary

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
1.1      Underwriting Agreement, dated March 20, 2002, between Devon and Banc of
         America Securities LLC and UBS Warburg LLC, as representatives for themselves and the other Underwriters named therein.

4.1      Indenture, dated as of March 1, 2002, between Devon and The Bank of New
         York, as Trustee, relating to senior debt securities issuable by Devon
         (the "Senior Indenture").

4.2 Supplemental Indenture No. 1, dated as of March 25, 2002, between Devon and The Bank of New York, as Trustee, establishing $1,000,000,000 principal amount of 7.95% Senior Debentures due April 15, 2032 as a series of debt securities under the Senior Indenture.

4.3      Form of 7.95% Senior Debenture due April 15, 2032 (included in Exhibit
         4.2).

4.4      Press Release dated March 25, 2002.